EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of SMARTCHASE CORP. (the "Company") for the nine months ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Jones, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material aspects, the financial condition and results of operations of all the Company.

Dated:  November 6, 2015

 /s/  Thomas Jones
 Thomas Jones
 Title:  Interim Chief Executive Officer